Long-term Investments - Summary of long-term investments (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Long-term Investments
Investments in equity method investees	¥ 4,516,632		¥ 6,406,167
Equity investments with readily determinable fair values	5,636,797		2,375,785
Equity investments without readily determinable fair values	8,113,373		11,104,510
Other investments	196,081		319,894
Total	¥ 18,462,883	$ 2,640,157	¥ 20,206,356